                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 24, 2000


                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


    California                000-23993                    33-0480482
------------------    --------------------------     -------------------------
  (State or Other      (Commission File Number)            (IRS Employer
  Jurisdiction of                                       Identification No.)
  Incorporation)


                  16215 Alton Parkway, Irvine, California 92618
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


              Registrant's telephone number, including area code: (949) 450-8700


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed since Last Report)

ITEM 5.        OTHER EVENTS

        On March 1, 2000 Broadcom Corporation ("Broadcom") completed the acquisitions of Digital Furnace Corporation ("Digital Furnace"), BlueSteel Networks, Inc. ("BlueSteel") and Stellar Semiconductor, Inc. ("Stellar"). Although individually and in aggregate the acquisitions were not significant to Broadcom as defined in Rule 1-02(w) of Regulation S-X, Broadcom is providing pro forma combined financial information giving effect to the acquisitions.

        The following unaudited condensed pro forma combined financial statements (the "Pro Forma Statements") are based on the consolidated financial statements of Broadcom and its subsidiaries (included on a Current Report on Form 8-K/A filed November 24, 1999 and the Annual Report on Form 10-K to be filed on or about March 30, 2000) as adjusted to give effect to the business combinations between Broadcom and Digital Furnace, between Broadcom and BlueSteel and between Broadcom and Stellar, accounted for in each case using the pooling-of-interests method of accounting. Additionally, the Pro Forma Statements reflect adjustments made to (i) conform the accounting policies of the combining companies and (ii) eliminate intercompany transactions. No adjustments have been made to give effect to expenses related to the business combinations, which expenses Broadcom expects to record in the quarter ending March 31, 2000. The Pro Forma Statements give effect to the business combinations as if they had occurred prior to the beginning of each period presented.

        All share numbers and per share amounts included in the Pro Forma Statements have been retroactively adjusted to reflect Broadcom's 2-for-1 stock splits, each in the form of a 100% stock dividend, effective February 11, 2000 and February 17, 1999, respectively, as well as an earlier 3-for-2 stock split effective March 9, 1998.

        The Pro Forma Statements are unaudited; however, they contain all normal recurring accruals and adjustments that, in the opinion of management, are necessary to present fairly the combined financial position and results of operations of Broadcom and subsidiaries and Digital Furnace, BlueSteel and Stellar for each of the eight quarters through December 31, 1999, and the combined results of operations for the years ended December 31, 1999, 1998 and 1997. It should be understood that accounting measurements at interim dates inherently involve greater reliance on estimates than at year-end. The Pro Forma Statements are presented for informational purposes only, do not purport to constitute complete financial statements, and are not necessarily indicative of future operating results. The Pro Forma Statements also do not include footnotes and certain financial presentations normally required for complete financial statements under generally accepted accounting principles. Therefore, the Pro Forma Statements should be read in conjunction with Broadcom's audited financial statements and notes thereto for the years ended December 31, 1998 and December 31, 1999, and the related Management's Discussion and Analysis of Financial Condition and Results of Operations, included on the Current Report on Form 8-K/A filed November 24, 1999 and the Annual Report on Form 10-K to be filed on or about March 30, 2000, respectively.

        The information contained in this Form 8-K is not a complete description of our business or the risks associated with an investment in our common stock. We urge you to carefully review and consider the various disclosures, including but not limited to the section entitled "Risk Factors," made by us in our Current Report on Form 8-K/A filed November 24, 1999 and in our other reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 1999, to be filed on or about March 30, 2000, and our subsequent reports on

Forms 10-Q and 8-K, that discuss our business in greater detail and advise interested parties of certain risks, uncertainties and other factors that may affect our business, results of operations or financial condition.

         Unaudited Condensed Pro Forma Combined Statements of Operations
                    (In thousands, except per share amounts)



                                                            Three Months Ended
                                            --------------------------------------------------
                                            Mar. 31,      June 30,      Sept. 30,     Dec. 31,
                                              1999          1999          1999          1999
                                            --------      --------      --------      --------
Revenue                                     $ 99,980      $119,027      $138,395      $160,887
Cost of revenue                               40,815        47,729        55,518        65,775
                                            --------      --------      --------      --------
Gross profit                                  59,165        71,298        82,877        95,112
Operating expense:
   Research and development                   23,420        28,288        29,879        33,441
   Selling, general and administrative        13,462        14,536        14,637        17,654
   Merger related costs                           --        11,122         4,088            --
   Litigation settlement costs                    --        17,036            --            --
                                            --------      --------      --------      --------
Income from operations                        22,283           316        34,273        44,017
Interest and other income, net                 1,721         2,012         2,162         2,740
                                            --------      --------      --------      --------
Income before income taxes                    24,004         2,328        36,435        46,757
Provision for income taxes                     8,335           722        10,894        12,167
                                            --------      --------      --------      --------
Net income                                  $ 15,669      $  1,606      $ 25,541      $ 34,590
                                            ========      ========      ========      ========
Basic earnings per share                    $    .08      $    .01      $    .13      $    .17
                                            ========      ========      ========      ========
Diluted earnings per share                  $    .07      $    .01      $    .11      $    .14
                                            ========      ========      ========      ========
Weighted average shares (basic)              193,044       199,520       202,217       205,952
                                            ========      ========      ========      ========
Weighted average shares (diluted)            224,323       232,083       236,689       243,284
                                            ========      ========      ========      ========

         Unaudited Condensed Pro Forma Combined Statements of Operations
                    (In thousands, except per share amounts)



                                                            Three Months Ended
                                            --------------------------------------------------
                                            Mar. 31,      June 30,      Sept. 30,     Dec. 31,
                                              1998          1998          1998          1998
                                            --------      --------      --------      --------
Revenue                                     $ 37,190      $ 49,244      $ 55,474      $ 74,618
Cost of revenue                               14,083        21,427        24,898        30,995
                                            --------      --------      --------      --------
Gross profit                                  23,107        27,817        30,576        43,623
Operating expense:
   Research and development                    9,239        11,935        14,910        18,870
   Selling, general and administrative         6,036         7,162         8,528        12,248
                                            --------      --------      --------      --------
Income from operations                         7,832         8,720         7,138        12,505
Interest and other income, net                   323         1,312         1,266         1,278
                                            --------      --------      --------      --------
Income before income taxes                     8,155        10,032         8,404        13,783
Provision for income taxes                     3,627         4,545         3,869         6,623
                                            --------      --------      --------      --------
Net income                                  $  4,528      $  5,487      $  4,535      $  7,160
                                            ========      ========      ========      ========
Basic earnings per share                    $    .04      $    .03      $    .02      $    .04
                                            ========      ========      ========      ========
Diluted earnings per share                  $    .03      $    .03      $    .02      $    .03
                                            ========      ========      ========      ========
Weighted average shares (basic)              127,259       179,403       182,503       188,384
                                            ========      ========      ========      ========
Weighted average shares (diluted)            180,788       209,566       212,351       218,022
                                            ========      ========      ========      ========

         Unaudited Condensed Pro Forma Combined Statements of Operations
                    (In thousands, except per share amounts)



                                                   Years Ended December 31,
                                            -------------------------------------
                                              1999          1998          1997
                                            --------      --------      ---------
Revenue                                     $518,289      $216,526      $  42,341
Cost of revenue                              209,837        91,403         15,563
                                            --------      --------      ---------
Gross profit                                 308,452       125,123         26,778
Operating expense:
   Research and development                  115,028        54,954         22,822
   Selling, general and administrative        60,289        33,974         11,886
   Merger related costs                       15,210            --             --
   Litigation settlement costs                17,036            --             --
                                            --------      --------      ---------
Income (loss) from operations                100,889        36,195         (7,930)
Interest and other income, net                 8,635         4,179            107
                                            --------      --------      ---------
Income (loss) before income taxes            109,524        40,374         (7,823)
Provision (benefit) for income taxes          32,118        18,664           (852)
                                            --------      --------      ---------
Net income (loss)                           $ 77,406      $ 21,710      $  (6,971)
                                            ========      ========      =========
Basic earnings (loss) per share             $    .39      $    .13      $    (.06)
                                            ========      ========      =========
Diluted earnings (loss) per share           $    .33      $    .11      $    (.06)
                                            ========      ========      =========
Weighted average shares (basic)              200,183       169,387        116,508
                                            ========      ========      =========
Weighted average shares (diluted)            234,095       205,182        116,508
                                            ========      ========      =========

              Unaudited Condensed Pro Forma Combined Balance Sheets
                                 (In thousands)



                                                      Mar. 31,     June 30,      Sept. 30,     Dec. 31,
                                                       1999          1999          1999          1999
                                                     ---------     ---------     ---------     ---------
ASSETS
Current Assets:
     Cash and cash equivalents                       $  92,641     $ 109,032     $ 153,794     $ 179,447
     Short-term investments                             50,389        64,286        78,348        86,215
     Accounts receivable, net                           46,372        50,654        64,460        91,457
     Inventory                                          15,326         7,393        12,257        19,177
     Deferred taxes                                      6,184         6,546         7,183         8,380
     Prepaid expenses and other current assets           8,155        11,437        13,222        12,440
                                                     ---------     ---------     ---------     ---------
       Total current assets                            219,067       249,348       329,264       397,116
Property and equipment, net                             37,050        39,122        43,963        48,288
Long-term investments                                   42,124        28,106        20,072         9,351
Deferred taxes                                           9,952        33,044        65,882       134,277
Other assets                                             7,523         5,456         8,811         7,695
                                                     ---------     ---------     ---------     ---------
       Total assets                                  $ 315,716     $ 355,076     $ 467,992     $ 596,727
                                                     =========     =========     =========     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Trade accounts payable                          $  31,405     $  25,580     $  55,553     $  45,728
     Wages and related benefits                          7,031         9,528        12,056        15,273
     Accrued liabilities                                 9,889        19,119        23,384        26,123
     Current portion of long-term debt                   5,244         3,514           915         1,578
                                                     ---------     ---------     ---------     ---------
       Total current liabilities                        53,569        57,741        91,908        88,702
Long-term debt, less current portion                     4,149           985           865           548
Shareholders' equity:
     Common stock                                      239,480       276,680       334,038       434,261
     Notes receivable from employees                    (2,541)       (2,243)       (2,073)       (1,675)
     Deferred compensation                              (7,914)       (7,654)       (7,443)      (10,396)
     Retained earnings                                  28,973        29,567        50,697        85,287
                                                     ---------     ---------     ---------     ---------
       Total shareholders' equity                      257,998       296,350       375,219       507,477
                                                     ---------     ---------     ---------     ---------
       Total liabilities and shareholders' equity    $ 315,716     $ 355,076     $ 467,992     $ 596,727
                                                     =========     =========     =========     =========

              Unaudited Condensed Pro Forma Combined Balance Sheets
                                 (In thousands)



                                                      Mar. 31,     June 30,      Sept. 30,     Dec. 31,
                                                       1998          1998          1998          1998
                                                     ---------    ---------     ----------    ---------
ASSETS
Current Assets:
     Cash and cash equivalents                       $ 39,604     $  87,411     $  52,172     $  74,670
     Short-term investments                               796         3,729        16,684        34,344
     Accounts receivable, net                          17,504        27,870        26,023        42,279
     Inventory                                          7,593        11,478         5,884         7,325
     Deferred taxes                                     1,226         1,093         1,093         6,184
     Prepaid expenses and other current assets          1,252         2,155         5,993        10,030
                                                     --------     ---------     ---------     ---------
       Total current assets                            67,975       133,736       107,849       174,832
Property and equipment, net                            15,377        19,181        27,770        32,128
Long-term investments                                      --        25,094        43,152        42,826
Deferred taxes                                          1,319         1,904         2,720         9,338
Other assets                                            2,643         2,058         3,306         6,814
                                                     --------     ---------     ---------     ---------
       Total assets                                  $ 87,314     $ 181,973     $ 184,797     $ 265,938
                                                     ========     =========     =========     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Trade accounts payable                          $ 19,486     $  16,705     $  15,362     $  22,410
     Wages and related benefits                         1,484         2,060         3,159         3,201
     Accrued liabilities                                7,018         3,506         7,169         8,217
     Current portion of long-term debt                  2,629         3,648         7,105         7,252
                                                     --------     ---------     ---------     ---------
       Total current liabilities                       30,617        25,919        32,795        41,080
Long-term debt, less current portion                    2,240         1,031         4,931         4,100
Shareholders' equity:
     Common stock                                      65,748       159,905       147,690       217,085
     Notes receivable from employees                   (3,513)       (3,571)       (3,123)       (2,743)
     Deferred compensation                             (7,074)       (5,956)       (5,664)       (7,900)
     Retained earnings                                   (704)        4,645         8,168        14,316
                                                     --------     ---------     ---------     ---------
       Total shareholders' equity                      54,457       155,023       147,071       220,758
                                                     --------     ---------     ---------     ---------
       Total liabilities and shareholders' equity    $ 87,314     $ 181,973     $ 184,797     $ 265,938
                                                     ========     =========     =========     =========

SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BROADCOM CORPORATION,
                                            a California corporation



March 24, 2000                              By:    /s/ WILLIAM J. RUEHLE
                                                -------------------------------
                                                   William J. Ruehle
                                                   Vice President and
                                                   Chief Financial Officer